U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2004
__________________

INFODATA SYSTEMS INC.
(Exact Name of Registrant as Specified in its Charter)

0-10416
(Commission File Number)

Virginia	16-0954695
(State or other jurisdiction	(I.R.S. Employer Identification No.)
of incorporation)

12150 Monument Drive, Fairfax, Virginia	22033
(Address of Principal Executive Office)	(Zip Code)

(703) 934-5205 (Issuer's Telephone Number)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits (c) Exhibits. The following exhibit is furnished herewith:

99.1 Press Release issued by the Registrant on August 12, 2004.

Item 12	Results of Operations and Financial Condition

        On August 12, 2004, the Registrant issued a press release announcing its financial results for the quarter ended June 30, 2004. A copy of the Registrant’s press release is attached as Exhibit 99.1 to this Current Report.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INFODATA SYSTEMS INC.
Date: August 18, 2004	/s/ Edwin Miller
Edwin Miller President and Chief Executive Officer